Inflation Hedges Strategy Fund

(the “Fund”)

Class A Shares (Symbol: INHAX)

Class C Shares (Symbol: INHCX)

Class I Shares (Symbol: INHIX)

Class R Shares (Symbol: INHRX)

Supplement dated February 19, 2015

to the Fund’s Prospectus and Statement of Additional Information (“SAI”)

dated July 8, 2014, as supplemented

The following provides new and additional information beyond that contained in the Fund’s current Prospectus and SAI and should be read in conjunction with the Fund’s current Prospectus and SAI.

On December 21, 2014, Alec Petro, one of the portfolio managers of the Fund, passed away. Accordingly, effective immediately, all references to Mr. Petro in the portfolio management sections of Fund’s Prospectus and SAI are hereby removed. The Fund has and continues to be managed by the Fund’s other portfolio managers.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated July 8, 2014, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-294-7538.